Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Gerard Laurain	Jim Polson:
(312) 384-8041	1-866-268-4744

Neutral Tandem, Inc. Announces Date of

Fourth Quarter and Full Year 2009 Earnings Conference Call;

Comments on Full Year 2009 Estimates

Chicago, January 20, 2010 – Neutral Tandem, Inc. (NASDAQ: TNDM), a leading provider of tandem interconnection services, today announced that it will host a conference call on February 16, 2010 at 9:00 a.m. (ET) with management to review the company’s fourth quarter and full year 2009 results.

Neutral Tandem also announced today that it is affirming its full year 2009 estimates given on November 4, 2009. Based upon its preliminary unaudited financial results, Neutral Tandem now projects that its revenue for the full year 2009 will be towards the mid-point of its November 4, 2009 estimate and that Adjusted EBITDA (a non-GAAP measure) will be at the high end of that estimate. Neutral Tandem continues to respond to aggressive competitive pressures.

Conference Call & Web Cast

The fourth quarter and full year 2009 conference call will be held on Tuesday, February 16, 2010 at 9:00 a.m. (ET). A live web cast of the conference call as well as a replay will be available online on the company’s corporate web site at www.neutraltandem.com. Participants can also access the call by dialing 877-941-6010 (within the United States and Canada), or 480-629-9771 (international callers). A replay of the call will be available approximately two hours after the call has ended and will be available until 11:59 p.m. (ET) on Tuesday, March 16, 2010. To access the replay, dial 800-406-7325 (within the United States and Canada), or 303-590-3030 (international callers) and enter the conference ID number: 4204235.

Cautions Concerning Preliminary Unaudited Financial Results and Forward Looking Statements

The preliminary unaudited financial results and other information discussed in this press release may be subject to significant changes and adjustments. All results for the year ended December 31, 2009 should be considered preliminary until Neutral Tandem’s Annual Report on Form 10-K for the year ended December 31, 2009 is filed with the Securities and Exchange Commission.

Furthermore, this press release contains forward-looking statements that involve substantial risks and uncertainties. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Neutral Tandem may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Neutral Tandem makes. Factors that might cause such differences include, but are not limited to: the impact of current and future regulation affecting the telecommunications industry; technological developments; the effects of competition; natural or man-made disasters; the impact of current or future litigation; the ability to attract, develop and retain executives and other qualified employees; the ability to obtain and protect intellectual property rights; changes in general economic or market conditions; and other important factors included in Neutral Tandem’s reports filed with the Securities and Exchange Commission, particularly in the “Risk Factors” section of Neutral Tandem’s Annual Report on Form 10-K for the period ended December 31, 2008 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, as such Risk Factors may be updated from time to time in subsequent reports. Neutral Tandem does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

In this press release we discuss “Adjusted EBITDA”, which is a non-GAAP financial measure. For purposes of SEC rules, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure, calculated and prepared in accordance with generally accepted accounting principles in the United Sates (GAAP). EBITDA is defined as net income before (a) interest expense, net (b) income tax expense and (c) depreciation and amortization. Adjusted EBITDA is defined as EBITDA as further adjusted to eliminate non-cash share-based compensation. We believe that the presentation of Adjusted EBITDA discussed in this press release provides useful information to investors regarding our results of operations because it assists in analyzing and benchmarking the performance and value of our business. We believe that presenting Adjusted EBITDA facilitates company-to-company operating performance comparisons of companies within the same or similar industries by backing out differences caused by variations in capital structure, taxation and depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. These measures provide an assessment of controllable operating expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance. They provide an indicator for management to determine if adjustments to current spending decisions are needed. Furthermore, we believe that the discussion of Adjusted EBITDA has economic substance because it provides important insight into our profitability trends, as a component of net income, and allows management and investors to analyze operating results with and without the impact of depreciation and amortization, interest and income tax expense and non-cash share-based compensation. Accordingly, these metrics measure our financial performance based on operational factors that management can impact in the short-term, namely the operational cost structure and expenses of our business. In addition, we believe Adjusted EBITDA is used by securities analysts, investors and other interested parties in evaluating companies, many of which present an EBITDA measure when reporting their results. Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as depreciation, amortization and interest, necessary to operate our business. In our November 4, 2009 press release we disclose the reconciliation between EBITDA and Adjusted EBITDA and net income to compensate for this limitation. While we use net income as a significant measure of profitability, we also believe that Adjusted EBITDA, when presented along with net income, provides balanced disclosure which, for the reasons set forth above, is useful to investors in evaluating our operating performance and profitability. Adjusted EBITDA included in this press release should be considered in addition to, and not as a substitute for, net income as calculated in accordance with generally accepted accounting principles as a measure of performance. Our November 4, 2009 press release provides a reconciliation of net income to EBITDA and Adjusted EBITDA:

About Neutral Tandem, Inc.

Headquartered in Chicago, Neutral Tandem, Inc. is a leading provider of tandem interconnection services to wireless, wireline, cable and broadband telephony companies. Neutral Tandem’s solutions build redundancy, security and operational efficiencies into the nation’s telecommunications infrastructure. As of September 30, 2009, Neutral Tandem was capable of connecting approximately 465 million telephone numbers assigned to carriers. Telephone numbers assigned to a carrier may not necessarily be assigned to, and in use by, an end user. Please visit Neutral Tandem’s website at: www.neutraltandem.com.

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